Exhibit 10.1

Execution Version

SEVENTH AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Seventh Amendment”), dated as of October 18, 2023, is by and among FIRSTCASH, INC. (f/k/a FIRST CASH FINANCIAL SERVICES, INC.), a Delaware corporation (the “Borrower”), FIRSTCASH HOLDINGS, INC., a Delaware corporation (“Holdings”), certain Subsidiaries of the Borrower party hereto (collectively, the “Loan Guarantors”), the lenders identified on the signature pages hereto as the Lenders (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, the Loan Guarantors party thereto, the Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement, dated as of July 25, 2016 (as amended, modified, extended, restated, replaced, or supplemented from time to time prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Seventh Amendment, the “Credit Agreement”);

WHEREAS, the Loan Parties have requested that the Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

1.1     Amendments to Credit Agreement. From and after the Seventh Amendment Effective Date (as defined below) the Credit Agreement is amended pursuant to this Seventh Amendment as follows:

(a)    The following definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

““Seventh Amendment” means that certain Seventh Amendment to Credit Agreement, dated as of the Seventh Amendment Effective Date, among the Borrower, Holdings, the other Loan Guarantors, the Lenders party thereto and the Administrative Agent.”

““Seventh Amendment Effective Date” means October 18, 2023.”

(b)    The definition of “Aggregate Commitment” in Section 1.1 of the Credit Agreement is hereby amended to replace the reference to (i) “Five Hundred Ninety Million and no/100 Dollars ($590,000,000.00)” therein with “Six Hundred Forty Million and no/100 Dollars ($640,000,000.00)” and (ii) “Third Amendment Effective Date” therein with “Seventh Amendment Effective Date”.

(c)    Section 2.24(a) of the Credit Agreement is hereby amended to include the following proviso at the end thereof:

“; provided that, as of the Seventh Amendment Effective Date, after giving pro forma effect to the Revolving Facility Increase contemplated by the Seventh Amendment, the remaining portion of the Incremental Increase Amount is $150,000,000.00.”

1.2    Commitments. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, the Aggregate Commitment (as in effect prior to the date hereof) shall be increased by an aggregate principal amount equal to $50,000,000.00. Each of the parties hereto agrees that, after giving effect to Seventh Amendment, the revised Commitment of each Lender (as of the Seventh Amendment Effective Date) shall be as set forth on Annex A attached hereto. In connection with this Seventh Amendment, the outstanding Loans and participation interests in existing Letters of Credit shall be reallocated by causing such fundings and repayments (which shall not be subject to any processing and/or recordation fees) among the Lenders of the Loans as necessary such that, after giving effect to increases to this Seventh Amendment, each Lender will hold Loans based on its Commitment (after giving effect to such increases). The Borrower shall be responsible for any costs arising under Section 3.4 of the Credit Agreement resulting from such reallocation and repayments. The increase in the Aggregate Commitment pursuant to this Seventh Amendment is a Revolving Facility Increase pursuant to Section 2.24 of the Credit Agreement.

1.3    Lender Joinder. Upon execution of this Seventh Amendment, each Lender identified on Schedule 1.3 hereto (each a “New Lender”) shall be a party to the Credit Agreement and have all of the rights and obligations of a Lender thereunder and under the other Loan Documents. Each New Lender (a) represents and warrants that it is legally authorized to enter into this Seventh Amendment and this Seventh Amendment is the legal, valid and binding obligation of such New Lender, enforceable against it in accordance with its terms; (b) confirms that it has received a copy of the Credit Agreement, this Seventh Amendment and all of the Exhibits and Schedules thereto, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Seventh Amendment; (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (d) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. The Commitment of each New Lender after giving effect to this Seventh Amendment shall be as set forth on Annex A to this Seventh Amendment. Each of the Loan Parties agrees that, as of the Seventh Amendment Effective Date, each New Lender shall (a) be a party to the Credit Agreement and the other Loan Documents (as applicable), (b) be a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, and (c) have the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents.

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ARTICLE II
CONDITIONS TO EFFECTIVENESS

2.1    Closing Conditions. This Seventh Amendment shall become effective as of the day and year set forth above (the “Seventh Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Agent):

(a)    Executed Amendment. The Agent shall have received a copy of this Seventh Amendment duly executed by each of the Loan Parties, the Lenders party hereto and the Agent.

(b)    Default. After giving effect to this Seventh Amendment, no Default or Unmatured Default shall exist.

(c)    Fees and Expenses. The Agent shall have received from the Borrower (i) the fees agreed to between the Lenders and the Borrower related to this Seventh Amendment (including, for the avoidance of doubt, the fees set forth in the Seventh Amendment Engagement Letter) and (ii) such other fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby and King & Spalding LLP shall have received from the Borrower payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Seventh Amendment.

(d)    Loan Party Documents. The Loan Parties shall have furnished to the Agent:

(i)    Either (x) a certificate of an officer of each Loan Party certifying that the articles or certificate of incorporation of each Loan Party have not been amended, restated or otherwise modified since the Closing Date or (y) copies of the articles or certificate of incorporation of each Loan Party, together with all amendments, each certified by the appropriate governmental officer in such Loan Party’s jurisdiction of incorporation to the extent such documents have been amended since the Closing Date.

(ii)    For each Loan Party its Board of Directors’ resolutions and of resolutions or actions of any other body authorizing the execution of this Seventh Amendment and any other Loan Documents to which such Loan Party is a party and either (x) a certificate of an officer of each Loan Party certifying that its by-laws have not been amended, restated or otherwise modified since the Closing Date or (y) copies of its by-laws to the extent such document has been amended since the Closing Date.

(iii)    Certificates of good standing, existence or its equivalent with respect to each Loan Party certified as of a recent date by the appropriate Governmental Authorities of the state of incorporation or organization and each other state in which the failure to so qualify and be in good standing could reasonably be expected to have a Material Adverse Effect.

(iv)    An opinion or opinions (including, if requested by the Agent, local counsel opinions) of counsel for the Loan Parties dated the date hereof and addressed to the Agent and the Lenders, in form and substance reasonably acceptable to the Agent (which shall include, without limitation, opinions with respect to the due organization and valid existence of each such Loan Party and opinions as to the non-contravention of such Loan Party’s organizational documents).

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ARTICLE III
MISCELLANEOUS

3.1    Amended Terms. On and after the Seventh Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Seventh Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2    Representations and Warranties of Loan Parties. Each of the Loan Parties represents and warrants as follows:

(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Seventh Amendment.

(b)    This Seventh Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Seventh Amendment.

(d)    At the time of and immediately after giving effect to this Seventh Amendment, the representations and warranties contained in Article V of the Credit Agreement shall (i) with respect to representations and warranties that contain a materiality qualification, be true and correct, except for any representation or warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects, in each case described in clauses (i) and (ii) above, on and as of the date of this Seventh Amendment as if made on and as of such date except for any representation or warranty made as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date.

(e)    After giving effect to this Seventh Amendment, no event has occurred and is continuing which constitutes a Default or Unmatured Default.

(f)    The Obligations and Guaranteed Obligations are not reduced or modified by this Seventh Amendment and are not subject to any offsets, defenses or counterclaims.

3.3    Reaffirmation of Obligations. Each Loan Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations and Guaranteed Obligations.

3.4    Loan Document. This Seventh Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

3.5    Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Seventh Amendment, including without limitation the reasonable and documented fees and expenses of the Agent’s legal counsel.

3.6    Further Assurances. The Loan Parties agree to promptly take such action, upon the reasonable request of the Agent, as is necessary to carry out the intent of this Seventh Amendment.

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3.7    Entirety. This Seventh Amendment and the other Loan Documents embody the entire agreement and understanding among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8    Counterparts; Telecopy. This Seventh Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Seventh Amendment by telecopy or other electronic means shall be effective as an original.

3.9    No Actions, Claims, Etc. As of the date hereof, each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Agent, the Lenders, or the Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

3.10    CHOICE OF LAW. THIS SEVENTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

3.11    Successors and Assigns. This Seventh Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

3.12    Consent to Jurisdiction; Waiver of Jury Trial. The terms of Sections 15.2 and 15.3 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

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FIRSTCASH, INC.
SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
IN WITNESS WHEREOF the parties hereto have caused this Seventh Amendment to be duly executed on the date first above written.

BORROWER:	FIRSTCASH, INC., a Delaware corporation

By:__________________________
Name: Rick L. Wessel
Title: Chief Executive Officer

Address for Notices for Borrower:

1600 W. 7th Street
Fort Worth, TX 76102
Attention: Rick L. Wessel

HOLDINGS:	FIRSTCASH HOLDINGS, INC., a Delaware corporation

By:__________________________
Name: Rick L. Wessel
Title: Chief Executive Officer

FIRSTCASH, INC.
SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LOAN GUARANTORS:	FAMOUS PAWN, INC.,
a Maryland corporation

By:__________________________
Name: Rick L. Wessel
Title: Chief Executive Officer

FCFS CO, INC.,
a Colorado corporation

By:__________________________
Name: Rick L. Wessel
Title: Chief Executive Officer

FIRSTCASH, INC.
SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LOAN GUARANTORS (CONT'D):	PAWN TX, INC.,
a Texas corporation

By:__________________________
Name: Rick L. Wessel
Title: Chief Executive Officer

LTS, INCORPORATED,
a Colorado corporation

By:__________________________
Name: Rick L. Wessel
Title: Chief Executive Officer

FIRSTCASH, INC.
SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LOAN GUARANTORS (CONT'D):	FCFS SC, INC.,
a South Carolina corporation

By:__________________________
Name: Rick L. Wessel
Title: Chief Executive Officer

FCFS NC, INC.,
a North Carolina corporation

By:__________________________
Name: Rick L. Wessel
Title: Chief Executive Officer

FRONTIER MERGER SUB, LLC (S/B/M CASH AMERICA INTERNATIONAL, INC.), a Texas limited liability company

By: FIRSTCASH, INC. (F/K/A FIRST CASH FINANCIAL SERVICES, INC.), its sole member

By:__________________________
Name: Rick L. Wessel
Title: Manager

FIRSTCASH, INC.
SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LOAN GUARANTORS (CONT'D):	FCFS TN, INC. (F/K/A CASH AMERICA
CENTRAL, INC.,
a Tennessee corporation

By:__________________________
Name: Rick L. Wessel
Title: Chief Executive Officer

CASH AMERICA EAST, INC.,
a Florida corporation

By:__________________________
Name: Rick L. Wessel
Title: Chief Executive Officer

CASH AMERICA HOLDING, INC.,
a Delaware corporation

By:__________________________
Name: Rick L. Wessel
Title: Chief Executive Officer

CASH AMERICA MANAGEMENT L.P.,
a Delaware limited partnership

By: CASH AMERICA HOLDING, INC., its general partner

By:__________________________
Name: Rick L. Wessel
Title: Chief Executive Officer

CASH AMERICA PAWN L.P.,
a Delaware limited partnership

By: CASH AMERICA HOLDING, INC., its general partner

By:__________________________
Name: Rick L. Wessel
Title: Chief Executive Officer

FIRSTCASH, INC.
SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LOAN GUARANTORS (CONT'D):	CASH AMERICA WEST, INC.,
a Nevada corporation

By:__________________________
Name: Rick L. Wessel
Title: Chief Executive Officer

CASH AMERICA, INC.,
a Delaware corporation

By:__________________________
Name: Rick L. Wessel
Title: Chief Executive Officer

CASH AMERICA, INC. OF ILLINOIS,
an Illinois corporation

By:__________________________
Name: Rick L. Wessel
Title: Chief Executive Officer

CASH AMERICA, INC. OF LOUISIANA,
a Delaware corporation

By:__________________________
Name: Rick L. Wessel
Title: Chief Executive Officer

CASH AMERICA, INC. OF NORTH CAROLINA,
a North Carolina corporation

By:__________________________
Name: Rick L. Wessel
Title: Chief Executive Officer

FIRSTCASH, INC.
SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LOAN GUARANTORS (CONT'D):	CASH AMERICA, INC. OF MISSOURI, INC.,
a Missouri corporation

By:__________________________
Name: Rick L. Wessel
Title: Chief Executive Officer

GEORGIA CASH AMERICA, INC.,
a Georgia corporation

By:__________________________
Name: Rick L. Wessel
Title: Chief Executive Officer

FIRSTCASH, INC.
SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LOAN GUARANTORS (CONT'D):	FIRST CASH, INC.,
a Nevada corporation

By:__________________________
Name: Rick L. Wessel
Title: Chief Executive Officer

FCFS OK, INC.,
an Oklahoma corporation

By:__________________________
Name: Rick L. Wessel
Title: Chief Executive Officer

FCFS MO, INC.,
a Missouri corporation

By:__________________________
Name: Rick L. Wessel
Title: Chief Executive Officer

FCFS IN, INC.,
an Indiana corporation

By:__________________________
Name: Rick L. Wessel
Title: Chief Executive Officer

FIRSTCASH, INC.
SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LOAN GUARANTORS (CONT'D):	FCFS KY, INC.,
a Kentucky corporation

By:__________________________
Name: Rick L. Wessel
Title: Chief Executive Officer

AMERICAN FIRST FINANCE, LLC,
a Delaware limited liability company

By:__________________________
Name: Rick L. Wessel
Title: Chief Executive Officer

SMART FINANCIAL INTERMEDIATE, LLC,
a Delaware limited liability company

By:__________________________
Name: Rick L. Wessel
Title: Chief Executive Officer

SMART FINANCIAL INVESTORS, LLC,
a Delaware limited liability company

By:__________________________
Name: Rick L. Wessel
Title: Chief Executive Officer

SMART FINANCIAL OPERATIONS, LLC,
a Delaware limited liability company

By:__________________________
Name: Rick L. Wessel
Title: Chief Executive Officer

FIRSTCASH, INC.
SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LOAN GUARANTORS (CONT'D):	SMART PAWN AND JEWELRY OF TEXAS, LLC,
a Delaware limited liability company

By:__________________________
Name: Rick L. Wessel
Title: Chief Executive Officer

SMART PAWN FIRST, LLC,
a Delaware limited liability company

By:__________________________
Name: Rick L. Wessel
Title: Chief Executive Officer

SMART PAWN DAKOTAS, LLC,
a Delaware limited liability company

By:__________________________
Name: Rick L. Wessel
Title: Chief Executive Officer

SMART PAWN OKLAHOMA, LLC,
a Delaware limited liability company

By:__________________________
Name: Rick L. Wessel
Title: Chief Executive Officer

SMART PAWN NORTH CAROLINA, LLC,
a Delaware limited liability company

By:__________________________
Name: Rick L. Wessel
Title: Chief Executive Officer

Address for Notices for all Loan Guarantors:

1600 W. 7th Street
Fort Worth, TX 76102
Attention: Rick L. Wessel

FIRSTCASH, INC.
SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Agent

By:__________________________
Name:
Title:

FIRSTCASH, INC.
SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:	BOKF, NA d/b/a Bank of Texas,
as a Lender

By:__________________________
Name:
Title:

FIRSTCASH, INC.
SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:	Zions Bancorporation, N.A. dba Amegy Bank,
as a Lender

By:__________________________
Name:
Title:

FIRSTCASH, INC.
SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:	PROSPERITY BANK, a Texas banking association,
successor by merger to LEGACYTEXAS BANK,
as a Lender

By:__________________________
Name:
Title:

FIRSTCASH, INC.
SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:	SOUTHSIDE BANK,
as a Lender

By:__________________________
Name:
Title:

FIRSTCASH, INC.
SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:	INDEPENDENT BANK,
as a Lender

By:__________________________
Name:
Title:

FIRSTCASH, INC.
SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:	CADENCE BANK,
as a Lender

By:__________________________
Name:
Title:

FIRSTCASH, INC.
SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
Schedule 1.3

New Lenders

1.    Cadence Bank

FIRSTCASH, INC.
SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
Annex A

Commitments

Lender	Commitment	Pro Rata Share
Wells Fargo Bank, National Association	$150,000,000.00	23.44%
Fifth Third Bank, National Association	$75,000,000.00	11.72%
Texas Capital Bank, National Association	$65,000,000.00	10.16%
BOKF, NA d/b/a Bank of Texas	$60,000,000.00	9.38%
Zions Bancorporation, N.A. dba Amegy Bank	$55,000,000.00	8.59%
First Horizon Bank (f/k/a First Tennessee Bank National Association)	$35,000,000.00	5.47%
Prosperity Bank, a Texas banking association, successor by merger to LegacyTexas Bank	$40,000,000.00	6.25%
Southside Bank	$40,000,000.00	6.25%
Veritex Community Bank	$35,000,000.00	5.47%
Independent Bank	$35,000,000.00	5.47%
CrossFirst Bank	$25,000,000.00	3.91%
Cadence Bank	$25,000,000.00	3.91%
Total	$640,000,000.00	100%